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                                                                     EXHIBIT 1.1

                                     FORM OF

                          FELDMAN MALL PROPERTIES, INC.
                        10,666,667 Shares of Common Stock

                             UNDERWRITING AGREEMENT

                                                                 _________, 2004

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
as Representative of the several Underwriters
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

         FELDMAN MALL PROPERTIES, INC., a Maryland corporation (the "Company"), and FELDMAN EQUITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the "Operating Partnership"), each confirms its agreement with each of the Underwriters listed on Schedule I hereto (collectively, the "Underwriters") for whom Friedman, Billings, Ramsey & Co., Inc. is acting as representative (the "Representative") with respect to (i) the sale by the Company to the Underwriters of 10,666,667 shares (the "Initial Shares") of Common Stock, par value $0.01 per share, of the Company ("Common Stock") in the respective numbers of shares set forth opposite the names of the Underwriters in Schedule I hereto, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite their names in
Schedule I hereto, and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 1(b) hereof to purchase all or any part of 1,600,000 additional shares of Common Stock (the "Option Shares") to cover over-allotments, if any, in the respective numbers of shares of Common Stock set forth opposite their names in Schedule I hereto. The 10,666,667 shares of Common Stock to be purchased by the Underwriters and all or any part of the 1,600,000 shares of Common Stock subject to the option described in Section l(b) hereof are hereinafter called, collectively, the "Shares."

         At the Closing Time (as hereinafter defined) for the purchase and sale of the Initial Shares, the Company and the Operating Partnership will complete a series of transactions described in the Prospectus (as hereinafter defined) under the captions "Structure and Formation of Our Company - The Formation Transactions" (other than under "- Colonie Center Acquisition" thereunder) and "Benefits to Related Parties" (such transactions, the "Formation Transactions" and the agreements to be executed by the Company and/or the Operating Partnership in connection with such Formation Transactions are referred to as the "Formation Agreements"). As part of the Formation Transactions, (i) the Company will contribute the net proceeds from the public offering of the Shares, directly and/or through one or more wholly-owned subsidiaries of the Company, to the Operating Partnership in exchange for units of partnership interest in the Operating Partnership ("OP Units") and (ii) the Operating Partnership will issue OP Units as described in the Prospectus.

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         The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (the "Agreement") has been executed and delivered.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-11 (No. 333-118246) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses (together with the preliminary prospectus referred to in the prior sentence the "Preliminary Prospectus"), if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it became effective (including all information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A of the Securities Act Regulations), is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement. The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto.

         The Company and the Underwriters agree as follows:

         1. Sale and Purchase:

         (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of $[________], the Company agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite each Underwriter's name, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Initial Shares set forth in Schedule I opposite such Underwriter's name, plus any additional number of Initial Shares that such Underwriter may become obligated to purchase pursuant to the provisions of
Section 8 hereof, subject, in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares. Notwithstanding the foregoing, the purchase price per share of Common Stock paid by the Underwriters to the Company in respect of any Initial Shares or Option Shares sold to Larry Feldman, Jim Bourg, Jeffrey Erhart, Scott Jensen or Thomas Wirth shall be equal to the "Public Offering Price" of the Initial Shares set forth on the cover page of the Prospectus.

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         (b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share set forth in subsection (a) above, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company all or any part of the Option Shares, plus any additional number of Option Shares that such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised, from time to time and on one or more occasions, in whole or in part only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representative, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised, on one or more occasions, as to all or any portion of the Option Shares, the Company will sell and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased, which the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

         2. Payment and Delivery:

         (a) Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least 48 hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, including, at the option of the Representative, through the facilities of The Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company upon at least 48 hours' prior notice. The Company will cause the certificates representing the Initial Shares to be made available for checking and packaging at least 24 hours prior to the Closing Time (as hereinafter defined) with respect thereto at the office of the Representative, 1001 19th Street North, Arlington, Virginia 22209, or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representative and the Company). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time" and the date of delivery of the Initial Shares and, if applicable, the Option Shares, is hereinafter sometimes called the "Date of Delivery."

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         (b) Option Shares. Any Option Shares to be purchased by each
Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least two full business days' notice to the Company shall be delivered by or on behalf of the Company to the Representative, including, at the option of the Representative, through the facilities of DTC for the account of such Underwriters, against payment by or on behalf of such Underwriters of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified in writing to the Representative by the Company upon at least two full business days' prior notice. The Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least 24 hours prior to the Date of Delivery with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representative in the notice given by the Representative to the Company of the Underwriters' election to purchase such Option Shares or on such other time and date as the Company and the Representative may agree upon in writing.

         3. Representations and Warranties of the Company and the Operating
            Partnership:

         The Company and the Operating Partnership, jointly and severally, represent and warrant to each Underwriter that:

         (a) (i) as of the date hereof, the Company has an authorized capitalization as set forth in the Prospectus in the section entitled "Capitalization" under the heading "Historical Predecessor;" all of the issued shares of capital stock, the partnership interests, membership interests or other equity interests, as the case may be, of the Company and each subsidiary of the Company listed on Schedule II hereto (each, a "Subsidiary"), have been, or will be when issued upon consummation of the Formation Transactions, duly and validly authorized and issued and are fully paid and nonassessable; all of the outstanding shares of capital stock of or the partnership interests, membership interests or other equity interests in the Subsidiaries (other than the Operating Partnership), as the case may be, are, or will be upon consummation of the Formation Transactions, directly or indirectly owned of record and beneficially by the Company; except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of or partnership interests, membership interests or other equity interests, as the case may be, in the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any Subsidiary to issue any securities or obligations, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

         (b) each of the Company and the Subsidiaries has been duly incorporated or organized and is validly existing as a corporation, general or limited partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization with full corporate, partnership or limited liability company power and authority to own its properties and to conduct its business as described in the Registration Statement and Prospectus and in the case of the Company, to execute and deliver this Agreement and in the case of the Operating Partnership, to execute and deliver this Agreement and the Formation Agreements to which it is a party and to consummate the transactions described in each such agreement;

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         (c) each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its real property requires such qualification except for such jurisdictions in which the failure, individually or in the aggregate, to be so qualified would not reasonably be expected to have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole (any such effect, where the context so requires, is hereinafter called a "Material Adverse Effect"); except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock, partnership interests, membership interests or other equity interests, as the case may be, from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; except as disclosed in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, limited liability company, joint venture or other entity;

         (d) the Agreement of Limited Partnership of the Operating Partnership (the "Partnership Agreement") has been duly and validly authorized, executed and delivered by or on behalf of the partners of the Operating Partnership and constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity;

         (e) upon completion of the offering of the Shares, the Company and/or one or more wholly-owned subsidiaries of the Company will be the holder of OP Units representing an ownership interest in the Operating Partnership in the amounts described in the Prospectus, free and clear of any pledge, lien, encumbrance, security interest or other claim and a wholly-owned subsidiary of the Company will be the sole general partner of the Operating Partnership;

         (f) the Company and the Subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates;

         (g) neither the Company nor any of the Subsidiaries is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which would not reasonably be expected to have a Material Adverse Effect;

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         (h) the execution, delivery and performance of this Agreement and the
Formation Agreements by the Company and the Operating Partnership (to the extent a party thereto) and consummation by the Company and the Operating Partnership (to the extent a party thereto) of the transactions contemplated by this Agreement and the Formation Agreements do not and will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under) (i) any provision of the organizational documents of the Company or any Subsidiary, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective assets or properties may be bound or affected, or under any U.S. federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of this clause (ii) for such breaches or defaults which would not reasonably be expected to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

         (i) this Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Partnership and is a legal, valid and binding agreement of each of the Company and the Operating Partnership, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by U.S. federal or state securities laws and public policy considerations in respect thereof;

         (j) the execution and delivery of the Formation Agreements and each of the documents, agreements and instruments executed and delivered in connection therewith, and the consummation of the transactions contemplated by the foregoing, has been duly authorized by all necessary corporate or other action by the Company, the Operating Partnership and the other parties to the Formation Agreements, including, but not limited to, any vote of the stockholders or other holders of equity interests which may be required by the applicable organizational document, or applicable state law, and the Formation Agreements are sufficient to effect the valid transfer to the Operating Partnership of all real property and other assets specified in the Formation Agreements, upon payment of the consideration therefor;

         (k) the Formation Agreements to which the Company, the Operating Partnership or any other Subsidiary is a party have been duly authorized, executed and delivered by the Company, the Operating Partnership and each other Subsidiary (to the extent a party thereto) and are legal, valid and binding agreements of the Company, the Operating Partnership [and each other Subsidiary (to the extent a party thereto),] enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles;

         (l) no approval, authorization, consent or order of or filing with any U.S. federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency having jurisdiction over the Company (each, a "Governmental Authority") is required in connection with the execution, delivery and performance of this Agreement or the Formation Agreements, the consummation of the transactions contemplated herein or therein by the Company or the Operating Partnership (to the extent a party thereto), and the Company's sale and delivery of the Shares as contemplated hereby other than (A) such as have been obtained, or will have been obtained at or prior to the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"), (B) such approvals as have been obtained in connection with the approval of the listing of the Shares on the New York Stock Exchange and (C) any necessary qualification under the securities or "blue sky" laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

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         (m) each of the Company and the Subsidiaries has, and will have upon consummation of the Formation Transactions, all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any U.S. federal, state, local or foreign law, regulation or rule (except that neither the Company not any Subsidiary organized under the laws of any state other than the State of Arizona has received a confirmation of from the State of Arizona as to its foreign qualification status), and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct its business as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any Subsidiary is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any U.S. federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any Subsidiary, which would reasonably be expected to have a Material Adverse Effect; and no such license, authorization, consent or approval contains a materially burdensome restriction which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect that is not adequately disclosed in the Registration Statement and the Prospectus;

         (n) each of the Registration Statement, the Registration Statement on Form 8-A filed with the Commission by the Company (the "Form 8-A") and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or the Form 8-A has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and the Company has complied to the Commission's satisfaction with any request on the part of the Commission for additional information;

         (o) the Preliminary Prospectus, the Registration Statement and the Form 8-A comply, and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement and the Form 8-A did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of its respective filing date and at the Closing Time and on each Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(c) hereof);

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         (p) the Preliminary Prospectus was, and the Prospectus delivered to the
Underwriters for use in connection with this offering will be identical to the versions of the Preliminary Prospectus and Prospectus, respectively, created to be transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;

         (q) there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary (other than Feldman Lubert Adler Harrisburg, LP) or any of their respective officers and directors or to which the properties, assets or rights of any such entity (including any properties, assets or rights to be acquired upon consummation of the Formation Transactions) are subject, at law or in equity, before or by any Governmental Authority or arbitral panel which would reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect;

         (r) there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against Feldman Lubert Adler Harrisburg, LP or any of its respective officers and directors or to which the properties, assets or rights of any such entity (including any properties, assets or rights to be acquired upon consummation of the Formation Transactions) are subject, except for actions solely relating to or affecting the partnership interests held by the limited partners of Feldman Lubert Adler Harrisburg, LP (other than Feldman Harrisburg Limited Partnership
LP), at law or in equity, before or by any Governmental Authority or arbitral panel which would reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect;

         (s) the financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the entities to which such financial statements relate (the "Covered Entities") as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in the Registration Statement and the amounts in the Prospectus under the captions "Summary Financial Data" and "Selected Financial Data" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus; no other financial statements or supporting schedules are required to be included in the Registration Statement; the unaudited pro forma financial information (including the related notes) included in the Prospectus and any Preliminary Prospectus complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified; no other pro forma financial information is required to be included in the Registration Statement;

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         (t) KPMG LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus is and was during the periods covered by its reports, independent registered public accountants as required by the Securities Act and the Securities Act Regulations;

         (u) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any development or transaction that would reasonably be expected to result in a Material Adverse Effect, whether or not arising in the ordinary course of business, (B) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that would reasonably be expected to result in a Material Adverse Effect ,(C) any transaction that is material to the Company and the Subsidiaries, taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or any Subsidiary on any of its equity interests;

         (v) the Shares and the OP Units conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

         (w) except as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into, exchangeable or redeemable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

         (x) the issuance of the Shares has been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or any Subsidiary or under any agreement to which the Company or any Subsidiary is a party or otherwise;

         (y) the Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance;

         (z) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (aa) neither the Company nor any of its affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the "Exchange Act Regulations"), or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD")) any member firm of the NASD;

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         (bb) any certificate signed by any officer of the Company or any
Subsidiary delivered to counsel for the Representative or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

         (cc) the form of certificate used to represent the Common Stock complies in all material respects with all applicable statutory requirements, with the charter of the Company and the requirements of the New York Stock Exchange;

         (dd) upon consummation of the Formation Transactions, the Operating Partnership or the Subsidiaries will have good and marketable title in fee simple to, or a valid leasehold interest in, all real property described in the Prospectus, and good title to all personal property owned (or to be owned upon consummation of the Formation Transactions) by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, encroachments, restrictions, mortgages and defects, except such as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property by the Operating Partnership or the Subsidiaries; any real property, buildings, improvements, equipment and personal property held under lease (or to be held under lease upon consummation of the Formation Transactions) by the Operating Partnership or any Subsidiary are held (or will be held upon consummation of the Formation Transactions) under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property, buildings, improvements, equipment and personal property by the Operating Partnership or the Subsidiaries; the Operating Partnership or the Subsidiaries have obtained (or will have obtained upon consummation of the Formation Transactions) an owner's or leasehold title insurance policy from a title insurance company licensed to issue such policy, on any real property owned in fee or leased (or to be so owned or leased upon the consummation of the Formation Transactions), as the case may be, by the Operating Partnership or the Subsidiaries that insures their fee or leasehold interest, as the case may be, in such real property, which policies include only commercially reasonable exceptions, and with coverages in amounts at least equal to amounts that are generally deemed in the Operating Partnership's industry to be commercially reasonable in the markets where their properties are located, or a lender's title insurance policy insuring the lien of its mortgage securing the real property with coverage equal to the maximum aggregate principal amount of any indebtedness secured by the real property;

         (ee) to the Company's knowledge, all real property owned or leased by the Company or a Subsidiary (or to be owned or leased upon consummation of the Formation Transactions) is free of material structural defects and all building systems contained therein are in good working order in all material respects, subject to ordinary wear and tear or, in each instance, the Company or a Subsidiary, as the case may be, has created an adequate reserve to effect reasonably required repairs, maintenance and capital expenditures; to the knowledge of the Company and such Subsidiary, water, storm water, sanitary sewer, electricity and telephone service are all available at the property lines of such property over duly dedicated streets or perpetual easements of record benefiting such property; except as described in the Prospectus, to the knowledge of the Company and such Subsidiary, there is no pending or threatened special assessment, tax reduction proceeding or other action that could increase the real property taxes or assessments of any of such property, that, would reasonably be expected to have a Material Adverse Effect;

         (ff) the mortgages and deeds of trust encumbering, or upon consummation of the Formation Transactions to be encumbering, any real property owned in fee or leased by the Operating Partnership or a Subsidiary (or to be owned or leased upon consummation of the Formation Transactions) (i) are not convertible (in the absence of foreclosure) into an equity interest in such real property or in the Company, the Operating Partnership or any Subsidiary, and none of the Company, the Operating Partnership or any other Subsidiary holds a participating interest therein, (ii) except as set forth in the Prospectus, are not and will not be cross-defaulted to any indebtedness other than indebtedness of the Company, the Operating Partnership or any of the other Subsidiaries and (iii) are not and will not be cross-collateralized to any property not owned by the Company, the Operating Partnership or any of the other Subsidiaries;

         (gg) the descriptions in the Registration Statement and the Prospectus of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Prospectus are, and will be upon consummation of the Formation Transaction, legal, valid and binding obligations of the Company or one or more of the Subsidiaries, and to the knowledge of the Company and such Subsidiaries, with respect to third parties, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles and no party is, or will be upon consummation of the Formation Transactions, in breach or default under any such Agreement;

         (hh) the Company and the Subsidiaries own or possess (or upon completion of the Formation Transactions will own or possess) adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and the Company and the Subsidiaries know of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which would reasonably be expected to have a Material Adverse Effect;

         (ii) each of the Company and the Subsidiaries will maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (jj) the Company and the Subsidiaries maintain, or upon completion of the offering of the Shares will maintain, insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, directors and officers liability insurance and insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against;

         (kk) each of the Company and the Subsidiaries has filed on a timely basis all necessary U.S. federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all taxes shown as due thereon and, if due and payable, any related or similar assessment, fine or penalty levied against the Company or any of the Subsidiaries; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, would reasonably be expected to have a Material Adverse Effect; and all tax liabilities are adequately provided for on the respective books of such entities;

         (ll) except as described in the Prospectus, neither the Company nor any of the Subsidiaries is in violation, or has received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business or properties owned by the Company or any of the Subsidiaries; the Company and the Subsidiaries have received, and will have upon consummation of the offering of the Shares, all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws, regulations and rules to conduct their respective businesses, and the Company, the Subsidiaries and FLA are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law regulation or rule, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

         (mm) neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any U.S. federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable U.S. federal or state wages and hours law, the violation of any of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

         (nn) each of the Company and the Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability; each of the Company and the Subsidiaries has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which each of the Company and the Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code will be so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would prevent such qualification;

         (oo) neither the Company nor any of the Subsidiaries nor any officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law,
(ii) made any payment to any U.S. federal, state, local or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law and the Company's Code of Ethics, (iii) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of the Subsidiaries or (iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

         (pp) except as described in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

         (qq) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus;

         (rr) all securities other than the Shares issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary on or prior to the date hereof, have been issued and sold in compliance with (i) all applicable U.S. federal and state securities laws, (ii) the laws of the applicable jurisdiction of organization of the issuing entity and (iii) to the extent applicable to the issuing entity, the requirements of the New York Stock Exchange and the issuance and sale of the shares of Common Stock, OP Units and other equity interests to be issued in the Formation Transactions will be exempt from registration or qualification under the Securities Act and state securities laws;

         (ss) (A) each of the Harrisburg Mall and the Foothills Mall (each a "Property" and, collectively, the "Properties") complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title; (B) neither the Company nor any Subsidiary has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part or knows of any such condemnation or zoning change which is threatened and which, individually or in the aggregate, if consummated would reasonably be expected to have a Material Adverse Effect; (C) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Properties and any other assets to be acquired pursuant to the Formation Transactions) of the Company, the Operating Partnership or any of the other Subsidiaries that are required to be described in the Prospectus (or the most recent Preliminary Prospectus) are disclosed therein; (D) no lessee of any portion of any of the Properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice or both, would constitute a default under any of such leases, except such defaults that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and (E) no tenant under any lease pursuant to which any of the Properties is leased has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal which, if exercised, would not reasonably be expected to have a Material Adverse Effect, and except as provided by law;

         (tt) the Company has obtained a Phase I Environmental Audit with respect to each Property and, except as otherwise disclosed in the Prospectus or in the Phase I Environmental Audits previously delivered to the Underwriters or their counsel (the "Audits"), (i) neither the Company nor any Subsidiary nor, to the knowledge of the Company, any other owners of the Property at any time or any other party has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from any Property, other than by any such action taken in material compliance with all applicable Environmental Statutes (as hereinafter defined) or by the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned by the Company or any Subsidiary; (ii) the Company and the Subsidiaries do not intend to use any Property or any subsequently acquired properties for the purpose of handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than by any such action taken in compliance with all applicable Environmental Statues or by the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned by the Company or any Subsidiary; (iii) the Company does not know of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters on or adjacent to any Property or any other real property owned or occupied by any such party, or onto lands from which Hazardous Materials might seep, flow or drain into such waters; (iv) the Company has not received any notice of, and or has no knowledge of, any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any U.S. federal, state or local environmental statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any of any Property or arising out of the conduct of any such party, including without limitation a claim under or pursuant to any Environmental Statute (hereinafter defined); and (v) no Property is included or, to the Company's knowledge, is proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency (the "EPA") or, to the Company's knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority;

         As used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any U.S. federal, state or local environmental law, ordinance, rule or regulation including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (individually, an "Environmental Statute") or by any Governmental Authority;

         (uu) except as disclosed in the Prospectus, there are no costs or liabilities associated with the Properties pursuant to any Environmental Statute (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with any Environmental Statute or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

         (vv) none of the entities that prepared Phase I Environmental Audits or other environmental assessments with respect to the Properties was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of the Subsidiaries, and none of the directors, officers or employees is connected with the Company or any of the Subsidiaries as a promoter, selling agent, trustee, officer, director or employee; (ww) in connection with the offer and sale of the Shares the Company has not (i) offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act or (ii) distributed and will not distribute any Prospectus or other offering material, other than the Preliminary Prospectus and the Prospectus;

         (xx) except as disclosed in the Prospectus, the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

         (yy) except as disclosed in the Prospectus, no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and which is not so described;

         (zz) neither the Company nor any of the Subsidiaries is or, after giving effect to the offering and sale of the Shares, will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (aaa) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

         (bbb) the statistical and market related data included in the Preliminary Prospectus, the Prospectus and the Registration Statement are based on or derived from sources that the Company believes to be reliable and accurate;

         (ccc) except pursuant to that certain amendment dated December __, 2004, the Purchase and Sale Agreement, dated as of September 29, 2004, by and between BRE/Colonie Center L.L.C. and the Operating Partnership, filed as
Exhibit 10.20 to the Registration Statement, has not been amended or supplemented and remains in full force in effect as a legal and binding agreement of the parties thereto, enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity;

         (ddd) the Company will properly and timely elect to be taxed as a real estate investment trust (a "REIT") under the Code commencing with the taxable year ending December 31, 2004 and the Company will be organized and operated in conformity with the requirements for qualification as a REIT under the Code and the proposed method of operation of the Company and the Subsidiaries will enable the Company to meet the requirements for taxation as a REIT under the Code; and the Operating Partnership is treated as a partnership for U.S. federal income tax purposes and not as a corporation or association taxable as a corporation; the Company intends to continue to qualify as a REIT under the Code for all subsequent years, and the Company does not know of any event that would cause the Company to fail to qualify as a REIT under the Code at any time.

         4. Certain Covenants:

         The Company and the Operating Partnership hereby, jointly and severally, agree with each Underwriter:

         (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or "blue sky" laws of such jurisdictions (both domestic and foreign) as the Representative may designate and to maintain such qualifications in effect as long as requested by the Representative for the distribution of the Shares, provided that neither the Company nor any of the Subsidiaries shall be required to qualify as a foreign corporation or other entity or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares);

         (b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing, when such post-effective amendment has become effective;

         (c) to prepare the Prospectus and file such Prospectus, after review by the Representative, with the Commission pursuant to Rule 424(b) under the Securities Act within the time period set forth in Rule 424(b) and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than the second business day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree) to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

         (d) to advise the Representative immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Registration Statement, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any Governmental Authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible and to advise the Representative promptly of the lifting or removal of such order; to advise the Representative promptly of any proposal to amend or supplement the Registration Statement or Prospectus and, unless required by law, to file no such amendment or supplement to which the Representative shall reasonably object in writing;

         (e) to furnish to the Representative for a period of one year from the date of this Agreement (i) as soon as practicable, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the NASD or copies of any material reports filed by the Company with any securities exchange, and (iii) such other publicly available information as the Representative may reasonably request regarding the Company and the Subsidiaries;

         (f) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company's own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representative may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the Securities Act and the Securities Act Regulations;

         (g) to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that (i) may, in the judgment of the Company, be required by the Securities Act or requested by the Commission or (ii) the failure to file could reasonably be expected to, in the reasonable judgment of the Representative, subject the Underwriters to claims or liability under the securities laws of any jurisdiction;

         (h) prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 under the Securities Act, to furnish a copy thereof to the Underwriters and counsel for the Underwriters for review and comment;

         (i) to furnish promptly to the Representative a copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representative may reasonably request;

         (j) to furnish to the Representative, not less than two full business days before filing with the Commission subsequent to the effective date of the Prospectus and during the period referred to in subsection (f) above, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and during such period to file all such documents in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

         (k) to apply the net proceeds of the sale of the Shares in accordance with the statements under the caption "Use of Proceeds" in the Prospectus;

         (l) to make generally available to its security holders as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in such form, at the option of the Company, as complies with Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement;

         (m) to use its best efforts to maintain the listing of the Shares on the New York Stock Exchange and to file with the New York Stock Exchange all documents and notices required by the New York Stock Exchange of companies that have securities that are listed on the New York Stock Exchange;

         (n) to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

         (o) to refrain during a period of 180 days from the date of the Prospectus, without the prior written consent of the Representative, from, directly or indirectly, (i) offering, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future
of) any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder or (B) any shares of Common Stock issued by the Company pursuant to the Company's stock incentive plans or in connection with acquisitions of real property or other investments;

         (p) not to, and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) except as provided herein or in the letter agreement dated May 28, 2004, between the Company and the Representative (the "Engagement Letter"), pay anyone any compensation for soliciting purchases of the Shares or
(iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

         (q) to cause each executive, officer and director of the Company to furnish to the Representative, prior to the first Date of Delivery, a letter agreement, substantially in the form of Exhibit A hereto, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 180 days from the date of the Prospectus, without the prior written consent of the Representative on behalf of the Underwriters;

         (r) if at any time during the 90-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representative, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representative advising the Company to the effect set forth above, if the Company determines it is in its best interest to do so, prepare, consult with the Representative concerning the substance of, and disseminate a press release or other public statement responding to or commenting on such rumor, publication or event;

         (s) that the Company will comply with all of the provisions of any undertakings in the Registration Statement and will file with the Commission such reports as may be required pursuant to Rule 463 of the Securities Act Regulation;

         (t) to use their best efforts to ensure that the Company meets the requirements for qualification as a REIT under the Code, subject to the fiduciary duties of the Company's Board of Directors.

         5. Payment of Expenses:

         The Company and the Operating Partnership agree to pay all costs and expenses incident to the performance of their obligations under this Agreement whether or not the transactions contemplated hereunder or thereunder are consummated or this Agreement is terminated, including expenses and fees in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters (other than transfer taxes on resales by the Underwriters), (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters and the printing and furnishing of copies of any "blue sky" surveys or legal investment surveys to the Underwriters and to dealers), (v) filing for review of the public offering of the Shares by the NASD (including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the inclusion of the Shares in the New York Stock Exchange, (viii) making road show presentations with respect to the offering of the Shares, (ix) preparing and distributing transaction documents for the Representative and its legal counsel, (x) expenses of the Representative as provided in Section 4(c) of the Engagement Letter and (xi) the performance of the Company's and the Operating Partnership's other obligations hereunder. Upon the request of the Representative, the Company will provide funds in advance for filing fees.

         6. Conditions of the Underwriters' Obligations:

         (a) The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Date of Delivery, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company and the Operating Partnership hereunder on the date hereof and at the Closing Time and on each Date of Delivery, as applicable, the performance by the Company and the Operating Partnership of their respective obligations hereunder and to the satisfaction of the following further conditions at the Closing Time or on each Date of Delivery, as applicable:

         (b) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Clifford Chance US LLP, counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery, and in form and substance satisfactory to King & Spalding LLP, counsel for the Underwriters, to the effect that:

                  (i) to such counsel's knowledge, the outstanding shares of capital stock of or partnership interests, membership interests or other equity interests, as the case may be, in the significant Subsidiaries listed on Annex A thereto have been duly and validly authorized and issued, and all of the outstanding partnership interests or membership interests, as the case may be, in the Subsidiaries (other than the Operating Partnership) are owned of record as set forth in an exhibit to such opinion; except as disclosed in the Prospectus, to such counsel's knowledge, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock, partnership interests, membership interests or other equity interests, as the case may be, in the Company or any Subsidiary, or (ii) obligations of the Company or any such Subsidiary to issue any such securities or obligations;

                  (ii) each of the significant Subsidiaries is validly existing as a general or limited partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of organization with the partnership or limited liability company power and authority to own its properties and to conduct its respective businesses as described in the Prospectus and in the case of the Operating Partnership, to execute and deliver this Agreement and the Formation Agreements described on a schedule to the opinion (to the extent a party thereto) and to consummate the transactions described in each such agreement;

                  (iii) each of the Company and the significant Subsidiaries is duly qualified and is in good standing in each jurisdiction set forth in an exhibit to such opinion; to such counsel's knowledge, other than as disclosed in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, limited liability company or other entity;

                  (iv) to such counsel's knowledge, the Company and the Operating Partnership are in compliance with all laws, orders, rules and regulations relating to their business as described in the Prospectus, except for such non-compliance as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (v) to such counsel's knowledge, neither the Company nor any of the significant Subsidiaries thereto is in violation of its organizational documents;

                  (vi) the execution, delivery and performance of this Agreement and the Formation Agreements described on a schedule to the opinion by the Company, the Operating Partnership and the significant Subsidiaries (to the extent a party thereto) and the consummation by the Company, the Operating Partnership and the significant Subsidiaries (to the extent a party thereto) of the transactions contemplated by this Agreement and such Formation Agreements do not and will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the organizational documents of the Operating Partnership or the significant Subsidiaries, (ii) to such counsel's knowledge, any law or regulation binding upon or applicable to the Company, the Operating Partnership or the significant Subsidiaries or (iii) to such counsel's knowledge, any decree, judgment or order applicable to the Company, the Operating Partnership or the significant Subsidiaries or (B) to such counsel's knowledge, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company, the Operating Partnership or the significant subsidiaries, except such conflicts, breaches or defaults that are described in the Prospectus or would not reasonably be expected to have a Material Adverse Effect;

                  (vii) this Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership;

                  (viii) each of the Formation Agreements has been duly authorized, executed and delivered by the Company (assuming due authorization thereof), the Operating Partnership and each significant Subsidiary that is a party thereto. Each Formation Agreement governed by the laws of the State of New York is a legal, valid and binding agreement of the Company, the Operating Partnership and each significant Subsidiary party thereto, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity;

                  (ix) no approval, authorization, consent or order of or filing with any Governmental Authority is required in connection with the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated herein by the Company and the Operating Partnership (to the extent a party thereto), and the sale and delivery of the Shares by the Company as contemplated herein, other than such as have been obtained or made under the Securities Act and the Securities Act Regulations and the Exchange Act and Exchange Act Regulations, and except that such counsel need express no opinion as to any necessary qualification under the foreign securities, state securities or "blue sky" laws of the various jurisdictions in which the Shares are being offered by the Underwriters or with the National Association of Securities Dealers, Inc.;

                  (x) the Company is not subject to registration as an investment company under the Investment Company Act and the offering and sale of the Shares and the Transactions contemplated by the Formation Agreements will not cause the Company to become an investment company subject to registration under the Investment Company Act;

                  (xi) the issuance of the OP Units described in the Prospectus has been duly authorized and upon issuance in accordance with the terms of the Partnership Agreement the OP Units described in the Prospectus will be validly issued;

                  (xii) except as disclosed in the Prospectus, to such counsel's knowledge, there are no persons with registration or other similar rights to have any equity or debt securities, including securities that are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

                  (xiii) such counsel shall state that (1) it has been advised that the Registration Statement has become effective under the Securities Act, (2) it has been advised that no stop order suspending the effectiveness of the Registration Statement has been issued and (3) to such counsel's knowledge, no proceedings with respect to any stop order have been commenced or threatened;

                  (xiv) as of the effective date of the Registration Statement, the Registration Statement and the Prospectus (except as to the financial statements and other financial and statistical data contained therein or excluded therefrom, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

                  (xv) the descriptions of law and legal conclusions under the captions "Risk Factors -Risks Related to Our Organization and Operation as a REIT," "U.S. Federal Income Tax Considerations," "Underwriting" and "Shares Eligible for Future Sale," insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects, and the descriptions or summaries of the material agreements under the captions "Structure and Formation of our Company" and "Feldman Equities Operating Partnership, LP" fairly and accurately set forth the material provisions of such contracts and documents;

                  (xvi) the 8-A Registration Statement complied as to form in all material respects with the requirements of the Exchange Act; the 8-A Registration Statement has become effective under the Exchange Act;

                  (xvii) to such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company, the Operating Partnership or any of the significant Subsidiaries is a party or to which any property of the Company, the Operating Partnership or any of the significant Subsidiaries is subject that are required to be disclosed in the Prospectus pursuant to Item 103 of Regulation S-K of the Securities Act Regulations that are not so disclosed;

                  (xviii) to such counsel's knowledge, there are no contracts or documents of a character required to be filed as exhibits to the Registration Statement or required to be described or summarized in the Prospectus which have not been so filed, summarized or described;

                  (xix) the securities offered and sold in connection with the Formation Transactions, are exempt from the registration requirements of the Securities Act and the Securities Act Regulations;

                  (xx) Commencing with its taxable year ending December 31, 2004, the Company is organized in conformity with the requirements for qualification and taxation as a REIT under the Code, and the Company's proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code.

         In addition, such counsel shall state that they have reviewed the Registration Statement and participated in the preparation of the Registration Statement and the Prospectus and in discussions with officers, directors, employees and other representatives of the Company, representatives of the independent registered public accountants for the Company, the Underwriters and their representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and they have reviewed certain corporate, limited liability company, trust and partnership records, documents and proceedings. On the basis of the foregoing, nothing has come to their attention that leads them to believe that the Registration Statement (except for financial statements and supporting schedules and other financial and statistical data derived from such financial statements included therein or omitted therefrom, as to which counsel need not express any belief), at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except for financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which such counsel need not express any belief), as of its date or the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In addition, such counsel may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the preparation of a disclosure document are such, however, that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendments to them.

         Further, such counsel may state that, with regard to the opinion set forth in paragraph (xvii) hereof, they have not searched the records or dockets of any court in any jurisdiction and have relied, in rendering such opinion, on a certificate executed by the Company.

         In rendering such opinions, such counsel may limit its opinions to the Delaware Revised Uniform Limited Partnership Act and the Delaware Limited Liability Company Act (which for the purposes of rendering such opinions includes all applicable case law), the laws of the State of New York and the federal laws of the United States of America and may rely on opinions of local counsel as well as certificates of public officials and officers of the Company.

         (c) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Venable LLP, special Maryland counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance satisfactory to King & Spalding LLP, counsel for the Underwriters, stating that:

                  (i) the Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland and has the corporate power to own its properties and to conduct its business in all material respects as described in the Prospectus under the caption "Business and Properties;"

                  (ii) the Company has the corporate power to enter into and perform this Agreement and the Formation Agreements (to the extent a party thereto) and to consummate the transactions contemplated herein or therein; this Agreement and each of the Formation Agreements to which the Company is a party have been duly executed and, so far as is known to such counsel, delivered by the Company;

                  (iii) the issuance of the Shares has been duly authorized and, when and if issued and delivered against payment therefor in accordance with this Agreement, the Shares will be validly issued, fully paid and nonassessable and will be free and clear of any pledge, lien, encumbrance, security interest or other claim arising under the Maryland General Corporation Law (the "MGCL") in connection with the issuance of the Shares;

                  (iv) the statements under the captions "Prospectus Summary - Our Ownership Limit," "Risk Factors - Risks Related to Our Organization and Structure - Our organizational documents, including the stock ownership limit imposed by our charter, may inhibit market activity in our stock and could delay, defer or prevent a change in control transaction," "- Certain provisions of Maryland law could inhibit changes in control," "- Our board of directors has the power to issue additional shares of our stock in a manner that may not be in your best interests," "- Our rights and the rights of our stockholders to take action against our directors and officers are limited," "Policies with Respect to Certain Activities - Interested Director and Officer Transactions," "Description of Stock" and "Certain Provisions of Maryland Law and of our Charter and Bylaws" in the Prospectus and "Item
         34. Indemnification of Directors and Officers" in the Registration Statement, insofar as such statements purport to constitute summaries of the Company's charter, the Company's bylaws or Maryland law, constitute accurate summaries thereof in all material respects;

                  (v) the Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization" and the outstanding shares of stock of the Company (other than the Shares) have been duly authorized and are validly issued, fully paid and nonassessable;

                  (vi) the issuance and sale of the Shares by the Company are not subject to preemptive or other similar rights arising under the Company's charter or bylaws or the MGCL;

                  (vii) the Shares conform in all material respects to the descriptions thereof contained in Prospectus under the caption "Description of Stock";

                  (viii) the form of certificate used to represent the Common Stock complies in all material respects with all applicable statutory requirements, and with any applicable requirements of the Company's charter and bylaws; and

                  (ix) the execution and delivery by the Company of this Agreement and each of the Formation Agreements to which the Company is a party and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by the Company and do not and will not conflict with the Company's charter or bylaws.

         (d) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of [Van Wagner, Erhart & Hubbard, LLP], special Arizona counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance satisfactory to King & Spalding LLP, counsel for the Underwriters, stating that:

                  (i) to such counsel's knowledge, the outstanding shares of capital stock of or partnership interests, membership interests or other equity interests, as the case may be, in the Subsidiaries (and Feldman Equities of Arizona, LLC, which shall for purposes of this opinion only be deemed a Subsidiary) organized in the State of Arizona have been duly and validly authorized and issued and in the case of equity interests in Subsidiaries organized as corporations, are fully paid and nonassessable, and all of the outstanding shares of capital stock of or partnership interests, membership interests or other equity interests, as the case may be, in these Subsidiaries are owned of record as set forth in an exhibit to such opinion; except as disclosed in the Prospectus, to such counsel's knowledge, there are no outstanding (i) securities or obligations of these Subsidiaries convertible into or exchangeable for any capital stock, partnership interests, membership interests or other equity interests, as the case may be, in any such Subsidiary, or (ii) obligations of any such Subsidiary to issue any such securities or obligations;

                  (ii) each such Subsidiary is validly existing as corporation or a general or limited partnership or limited liability company, as the case may be, in good standing under the laws of the State of Arizona with the corporate, partnership or limited liability company power and authority to own its properties and to conduct its respective businesses as described in the Prospectus and to execute and deliver the Formation Agreements described on a schedule to the opinion (to the extent a party thereto) and to consummate the transactions described in each such agreement;

                  (iii) each such Subsidiary (other than Feldman Equities of Arizona, LLC) is duly qualified and is in good standing in each jurisdiction set forth in an exhibit to such opinion to such counsel's knowledge,

                  (iv) no such Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to, or from making any other distribution with respect to such Subsidiary's capital stock, partnership interests, membership interests or other equity interests, as the case may be, or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary;

                  (v) to such counsel's knowledge, each such Subsidiary is in compliance with all laws, orders, rules and regulations relating to its business as described in the Prospectus, except for such non-compliance as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (vi) to such counsel's knowledge, no such Subsidiary is in violation of its organizational documents;

                  (vii) the execution, delivery and performance of the Formation Agreements described on a schedule to the opinion by each such Subsidiary (to the extent a party thereto) and the consummation by each such Subsidiary (to the extent a party thereto) of the transactions contemplated by such Formation Agreements do not and will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the organizational documents of such Subsidiaries, (ii) to such counsel's knowledge, any law or regulation binding upon or applicable to such Subsidiaries or (iii) to such counsel's knowledge, any decree, judgment or order applicable to such Subsidiaries or (B) to such counsel's knowledge, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of such Subsidiaries, except such conflicts, breaches or defaults that would not reasonably be expected to have a Material Adverse Effect;

                  (viii) each of the Formation Agreements has been duly authorized by each such Subsidiary that is a party thereto. And each Formation Agreement governed by the laws of the State of Arizona and is a legal, valid and binding agreement of such parties, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity;

         (e) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of [____________], special Pennsylvania counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance satisfactory to King & Spalding LLP, counsel for the Underwriters, stating that:

                  (i) Each of Feldman Equities General Partner, Inc. ("FEGP"), Feldman Equities General Partner Merger, Inc. ("FEGPM"), Feldman Harrisburg General Partner, Inc. ("FHGP") and Feldman Harrisburg General Partner Merger, Inc. ("FHGPM") is a corporation validly existing under the laws of the Commonwealth of Pennsylvania;

                  (ii) The execution and delivery of the Merger Agreement, dated as of August 13, 2004, by and among FEGP, FEGPM, the Company and Feldman Partners, LLC ("the FEGP Merger Agreement"), and the performance by each of FEGP and FEGPM of its respective obligations under the FEGP Merger Agreement and the consummation of the merger contemplated by the FEGP Merger Agreement (the "FEGP Merger") have been duly and validly authorized by all necessary corporate action on the part of FEGP and FEGPM;

                  (iii) The execution and delivery of the Merger Agreement, dated as of August 13, 2004, by and among FHGP, FHGPM, the Company and Feldman Partners, LLC ("the FEGP Merger Agreement"), and the performance by each of FHGP and FHGPM of its respective obligations under the FHGP Merger Agreement and the consummation of the merger contemplated by the FHGP Merger Agreement (the "FHGP Merger") have been duly and validly authorized by all necessary corporate action on the part of FHGP and FHGPM;

                  (iv) Each of FEGP, FEGPM, FHGP and FHGMP has all requisite corporate power and authority to execute and deliver the FEGP Merger Agreement or the FHGP Merger Agreement, as applicable; and

                  (v) Upon the filing of the respective certificates of merger with, and the acceptance of filing by, the Secretary of State of the Commonwealth of Pennsylvania, each of the FEGP Merger and the FHGP Merger will be effective under the laws of the Commonwealth of Pennsylvania.

         (f) the Representative shall have received from KPMG LLP letters dated, respectively, as of the date of this Agreement, the Closing Time and each Date of Delivery, as the case may be, addressed to the Representative, in form and substance satisfactory to the Underwriters, relating to the financial statements, including any pro forma financial statements, of the Company and the Subsidiaries, and such other matters customarily covered by comfort letters issued in connection with registered public offerings.

         (g) The Representative shall have received at the Closing Time and on each Date of Delivery the favorable opinion of King & Spalding LLP, dated the Closing Time or such Date of Delivery, addressed to the Representative and in form and substance satisfactory to the Representative.

         (h) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have objected in writing.

         (i) Prior to the Closing Time and each Date of Delivery, (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative; and
(iii) the Registration Statement and the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (j) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

         (k) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery there shall not have been any event which has had a Material Adverse Effect which, in the Representative's judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

         (l) The Shares shall have been approved for listing on the New York Stock Exchange.

         (m) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (n) The Representative shall have received lock-up agreements from each executive, officer and director of the Company, in the form of Exhibit A attached hereto, and such lock-up agreements shall be in full force and effect.

         (o) At the Closing Time, each of the Formation Agreements shall have been executed and delivered by the Company, the Operating Partnership and the Transferors (to the extent a party thereto) and shall be in full force and effect.

         (p) The Company will, at the Closing Time and on each Date of Delivery, deliver to the Underwriters a certificate of its Chief Executive Officer and President and Chief Financial Officer, to the effect that:

                  (i) with respect to the representations and warranties of the Company and the Operating Partnership in this Agreement qualified by materiality or Material Adverse Effect, such representations and warranties are true and correct, as if made on and as of the date hereof and with respect to the representations and warranties of the Company and the Operating Partnership in this Agreement that are not qualified by materiality or Material Adverse Effect, such representations and warranties are true and correct in all material respects, as if made on and as of the date hereof, and the Company has complied with all the agreements and satisfied in all material respects the conditions on its part to be performed or satisfied at or prior to the date hereof;

                  (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or, to such officers' knowledge, threatened under the Securities Act;

                  (iii) the Registration Statement when it became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplemented Prospectus which has not been so set forth and the Prospectus as of its date and the Closing Time did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the date of the Prospectus, there has occurred no event required to be set forth in an amendment or supplemented Prospectus which has not been so set forth;

                  (iv) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (a) any event which has had a Material Adverse Effect, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (f) any loss or damage (whether or not insured) to the property of the Company or any subsidiary which has been sustained which has had a Material Adverse Effect; and

                  (v) each of King & Spalding LLP and Clifford Chance US LLP is entitled to rely on the officers' certificate in connection with the opinions that each firm is rendering pursuant to this Agreement.

         7. Termination:

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or any Date of Delivery, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, any event which has had a Material Adverse Effect, or material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representative, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the New York Stock Exchange, or if trading generally on the New York Stock Exchange has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission or any other Governmental Authority, or (v) any U.S. federal, state, local or foreign statute, regulation, rule or order of any court or Governmental Authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representative, materially adversely affects or will materially adversely affect the business or operations of the Company or (vi) any action has been taken by any Governmental Authority or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Representative, has a material adverse effect on the securities markets in the United States.

         If the Representative elects to terminate this Agreement as provided in this Section 7, the Company, the Operating Partnership and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

         If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

         8. Increase in Underwriters' Commitments:

         If any Underwriter shall default at the Closing Time or on a Date of Delivery in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representative shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representative may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).

         If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Indemnity and Contribution by the Company and the Underwriters:

         (a) The Company and the Operating Partnership, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of the Company or the Operating Partnership contained herein, (B) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus, each as amended or supplemented by the Company), (D) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), (E) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, Prospectus or any Application or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, or (F) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Shares, including, without limitation, slides, videos, films and tape recordings; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement, Prospectus or Application. The indemnity agreement set forth in this
Section 9(a) shall be in addition to any liability which the Company or the Operating Partnership may otherwise have.

         (b) If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to subsection (a) above, such Underwriter shall promptly notify the Company in writing of the institution of such action, and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel reasonably satisfactory to the Underwriter or controlling person, as the case may be, to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its consent.

         (c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Operating Partnership, the Company's directors, the Company's officers that signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Operating Partnership or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriters through the Representative to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Prospectus, or any Application or (B) any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement, the Prospectus, or any Application, or necessary to make such information, in the light of the circumstances under which made, not misleading. The statements set forth in the paragraphs under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representative to the Company for purposes of Section 3(p) and this Section 9. The indemnity agreement set forth in this Section 9(c) shall be in addition to any liabilities that such Underwriter may otherwise have.

         (d) If any action is brought against the Company, or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, or such person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company, or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, or such person unless the employment of such counsel shall have been authorized in writing by the Representative, with respect to the Company, or the Company, with respect to any such person, in connection with the defense of such action or the Representative or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representative.

         (e) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b) and (c) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

         (f) The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection
(e)(i) and, if applicable (ii), above. Notwithstanding the provisions of this
Section 9, no Underwriters shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to their respective underwriting commitments and not joint.

         10. Survival:

         The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company and the Operating Partnership contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers, or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Engagement Letter shall survive the execution, delivery, performance and termination of this Agreement (except as otherwise provided therein). The Company, the Operating Partnership and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company or the Operating Partnership, against any of their respective officers or directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

         11. Notices:

         Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention:
Syndicate Department; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 3225 North Central Avenue, Suite 1205, Phoenix, AZ 85012, Attention: General Counsel.

         12. Governing Law; Headings:

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         13. Parties at Interest:

         The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Operating Partnership and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         14. Counterparts and Facsimile Signatures:

         This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

                            [Signature page follows.]

         If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Operating Partnership and the Underwriters.


                              Very truly yours,

                              FELDMAN MALL PROPERTIES, INC.


                              By:
                                  ---------------------------------------------
                                  Name:   Lawrence Feldman
                                  Title:  President and Chief Executive Officer



                              FELDMAN EQUITIES OPERATING
                              PARTNERSHIP, LP

                              By:
                                  ---------------------------------------------
                                   Its General Partner


                              By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

Accepted and agreed to as of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
For itself and as Representative of the other
Underwriters named on Schedule I hereto


By:
   ---------------------------------------------
   Name:
   Title:

                                   Schedule I
                                   ----------

Underwriter                                       Number of Initial Shares to
-----------                                       ---------------------------
                                                          be Purchased
                                                          ------------

Friedman, Billings, Ramsey & Co., Inc.           [    ]
RBC Capital Markets Corporation                  [    ]
BB&T Capital Markets, a division of
     Scott & Stringfellow, Inc.                  [    ]
                                                 ===============================

         Total                                   10,666,667

                                    Exhibit A
                                    ---------



                                                 _________________________, 2004

Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
10th Floor
Arlington, Virginia 22209

Dear Sirs:

         The undersigned understands that Friedman, Billings, Ramsey & Co., Inc. (the "Representative") proposes to enter into an Underwriting Agreement (the "Underwriting Agreement"), as representative of the several underwriters named on Schedule I of the Underwriting Agreement (the "Underwriters"), with Feldman Mall Properties, Inc., a Maryland corporation (the "Company"), providing for the public offering (the "Public Offering") by (inter alia) the Underwriters of shares (the "Shares") of Common Stock of the Company (the "Common Stock").

         To induce the Underwriters to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative, it will not, during the period commencing on the date hereof and ending on the 180-day anniversary of the date of the final prospectus relating to the Public Offering (such period, the "Lock-Up Period" and such prospectus, the "Prospectus"), (1) offer, pledge, sell, loan, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of for value, directly or indirectly, any of the following (whether now owned by the undersigned or hereafter acquired): (i) Common Stock, (ii) any securities convertible into or exercisable or exchangeable for any shares of Common Stock, including any limited partnership units ("Units") issued by Feldman Equities Operating Partnership, LP (the "Operating Partnership") or (iii) any rights to purchase or otherwise acquire Common Stock held by the undersigned or acquired by the undersigned after the date hereof, or that my be deemed to be beneficially owned by the undersigned; or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The undersigned further agrees that it will not publicly disclose the intention to make any such offer, sale, pledge, or disposition or to enter into any transaction described in the preceding sentence during the Lock-Up Period without, in each case, the prior written consent of the Representative. In addition, the undersigned agrees that, without prior written consent of the Representative, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration under the Securities Act of 1933, as amended (the "Securities Act"), of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         Notwithstanding anything to the contrary herein, the undersigned may transfer the Common Stock or Units (A) as a bona fide gift or gifts to a member of his or her immediate family, including any grandchildren of the undersigned; or (B) to any trust the beneficiaries of which are exclusively the undersigned or a member of the immediate family of the undersigned, including grandchildren; provided, however, that for any such case under either (A) or (B) above, it shall be a condition to such transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Common Stock or Units subject to, and the transferee agrees to be bound by, the provisions of this agreement, and there shall be no further transfer of such Common Stock or Units except in accordance with this agreement; and provided further, that any such transfer under either (A) or (B) above shall not involve a disposition for value.

         In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer that would constitute a violation or breach of this letter. This letter shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company and the Representative. The terms of this lock-up agreement shall expire in the event the Public Offering is not consummated on or before December 31, 2004.


                                         Very truly yours,

                                         --------------------------------------
                                         (Printed or Typed Name)

                                         By:


                                         --------------------------------------


                                         --------------------------------------
                                         (SEAL)


                                         Title:
                                               --------------------------------